Exhibit 99.2
First Quarter 2007 Earnings Conference December 12, 2006

forward-looking statements This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management's belief and assumptions made by, and information currently available to, management. Our actual results could differ materially from the results anticipated in these forward-looking statements as a result of numerous factors including factors identified from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors. 3

Opening Remarks Steven Boss, CEO

Strong customer growth 31,000 Customer Adds 48% Increase over Q4 '06 52,000 Customer Adds in last two quarters Earnings growth from Q1 '06 Gross Profit Up 22% Net Income Up 75% Q1 '07 highlights 7

20% increase in customers over Q1 '06 31,000 Customer Adds in Q1 2007 24,000 Net Customer Adds

customer adds & drops quarter over quarter comparison 520% increase in Customer Adds Decrease in quarterly churn rate (5% vs. 8%) Q1 '06 Q1 '07 customers via acquisition Houston Energy Services Company (HESCO) Approximately 300 commercial and industrial natural gas customer accounts Estimated to triple natural gas sales volumes Anticipating annual natural gas revenues of nearly $100 million ^ accretive fiscal 2007 Closed ^ September 20, 2006

2007 key objectives Market share / customer growth Electric: Texas / Maryland / California Natural Gas: Ohio Commercial & Industrial Continue focus on operational synergies Market realignments: Georgia / New York Enhance strategic supply relationships New office ^ Dallas, Texas Profitable Growth!

Financial Review Lawrence Clayton, CFO

Net Income ^ $0.2M 75% $220 $384 1st quarter net income ($ in thousands)

1st quarter net revenues Net Revenues ^ $6.1M 10% $70,507 $64,368 ($ in thousands)

1st quarter gross profit $10,056 $8,240 Gross Profit ^ $1.8M 22% ($ in thousands)

($ in thousands) Electricity Volumes ^ 93K 17% 1st quarter electricity results MWh 551K 458K $7,056 $8,349 Electricity Gross Profits ^ $1.3M 18%

1st quarter natural gas results $1,707 2,130K 715K Gas Volumes ^ 1,415K 198% ($ in thousands) DTH $1,184 Gas Gross Profits ^ $523K 44%

gross profit from new customers $6.6M originated in Q1 '07 Origination ^ 36% of Annual Target Backlog increased 81% Origination Backlog (As of Oct 31st) $ 6.6M $18.4M HESCO est. $ 7.4M $13.4M $11.6M $1.8M ($ in millions)

sales & marketing expenses up 220% from Q1 '06 52,000 Customer adds in last two quarters ($ in thousands)

1st quarter expenses Sales & Marketing ^ $1.5M 220% $2,235 $698 G & A ^ $0.2M 3% $7,849 $7,609 ($ in thousands)

cash & liquidity October 31, 2006 July 31, 2006 Cash and cash equivalents. . . . . . . . . . . . . . $ 8,086 $ 22,941 Working capital . . . . . . . . . . . . . . . . . . . . . . . $ 25,649 $ 32,253 Current ratio* . . . . . . . . . . . . . . . . . . . . . . . . 1.8:1.0 2.0:1.0 Restricted cash . . . . . . . . . . . . . . . . . . . . . . . $ 16,755 $ 17,117 Short-term borrowings . . . . . . . . . . . . . . . . . $ - $ - Primary Cash flow uses: Q1 '07 FY '06 Property and equipment . . . . . . . . . . . . . . . . $ 1,529 $ 4,714 HESCO purchase . . . . . . . . . . . . . . . . . . . . . $ 4,218 $ - * Current assets to current liabilities 35 ($ in thousands)

Closing Comments

2007 annual earnings & customer guidance Q1 2007 Actual 2007 Estimate Customers: 161,000 208,000 $0.01 $600,000 to $2.1M, or EPS of $0.02 - $0.07

summary Gross profit advances 22% over first quarter 2006; net income increases 75% Customer account growth up 20% over first quarter 2006 Company reaffirms annual earnings guidance 41